CONDUCTOR GLOBAL EQUITY VALUE FUND

Class A	RAALX
Class C	RACLX
Class I	RAILX
Class Y	RAYLX

A Series of Two Roads Shared Trust

Supplement dated July 24, 2020
to the Prospectus dated February 28, 2020

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Effective immediately, the Fund’s Prospectus is amended as follows:

The Performance Table in the Fund’s Prospectus in the section entitled “Performance” is deleted and replaced in its entirety with the following:

Performance Table

Average Annual Total Returns

(For the year ended December 31, 2019)

Class I Shares	One Year	Five Years	Since Inception(1)
Return before taxes	19.90%	8.60%	6.82%
Return after taxes on Distributions	19.59%	7.98%	6.31%
Return after taxes on Distributions and Sale of Fund Shares	12.20%	6.76%	5.35%
Class A Shares
Return before taxes	12.80%	7.06%	6.32%
Class C Shares
Return before taxes	18.78%	N/A	8.72%
Class Y Shares
Return before taxes	20.48%	N/A	11.06%
MSCI All Country World Value Index (2) (reflects no deduction for fees, expenses or taxes)	20.59%	6.07%	5.58%
(1)	The Fund’s Class I shares commenced operations on December 27, 2013. The Fund’s Class A shares commenced operations on April 15, 2014. The Fund’s Class C shares commenced operations on September 17, 2015. The Fund’s Class Y shares commenced operations on April 19, 2016. Since Inception returns for the MSCI World Total Return Index are for the period beginning December 27, 2013.
(2)	The MSCI All Country World (MSCI ACWI) Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 23 developed markets countries and 24 emerging markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expense of investing.

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This Supplement should be read in conjunction with the Fund’s Prospectus and SAI. This Supplement, and the Prospectus and SAI, each dated February 28, 2020, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the Securities and Exchange Commission and are incorporated by reference. These can be obtained without charge by calling 1-844-GO-RAILX (1-844-467-2459).